UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2011

Commonwealth Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-17377	54-1460991
(State or other jurisdiction	(Commission	(I.R.S. Employer Identification No.)
of incorporation)	File Number)

403 Boush Street, Norfolk, Virginia 23510
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number including area code:   (757) 446-6900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

Effective July 1, 2011, Commonwealth Bankshares, Inc.’s, a registered bank holding company (the “Company”), wholly-owned bank subsidiary, Bank of the Commonwealth, a state-chartered bank and a member of the Federal Reserve System (the “Bank”), entered into a Prompt Corrective Action Directive (the “Directive”) with the Board of Governors of the Federal Reserve System (the “Board of Governors”).  A copy of the Directive is filed as Exhibit 10.1 to this Current Report and is incorporated herein by this reference.

The Directive requires that within 30 days of the effective date of the Directive or such additional time as the Board of Governors may permit, the Bank, in conjunction with the Company must: (a) increase the Bank’s equity in an amount sufficient to make the Bank adequately capitalized as defined in section 208.43(b)(2) of Regulation H of the Board of Governors; (b) enter into and close a contract to be acquired by a depository institution holding company or combine with another insured depository institution; or (c) take other necessary measures to make the Bank adequately capitalized.

The Directive also (a) restricts the Bank from making any capital distribution, including the payment of dividends; (b) requires prior written approval from the Federal Reserve Bank of Richmond (the “Reserve Bank”) and the fulfillment of one of the requirements described above, for the Bank to solicit and accept new deposit accounts or renew any time deposit bearing an interest rate that exceeds the prevailing effective rates on deposits of comparable amounts and maturities in the Bank’s market area; (c) restricts asset growth, acquisitions, branching, and new lines of business; and (d) restricts certain activities, including, but not limited to, making any material change in accounting methods and engaging in any covered transaction, without the prior written approval of the Federal Deposit Insurance Corporation.

Thirty days after the date of this Directive and monthly thereafter, the Bank shall submit to the Reserve Bank written progress reports detailing the steps taken to comply with this Directive.  The Reserve Bank, in its sole discretion, may grant written extensions of time to the Bank to comply with any provision of the Directive.

The Company and the Bank’s management and board of directors continue to diligently work with its financial advisors to increase the Bank’s equity position and restore the Bank’s capital levels back to a well capitalized status.

The Bank’s deposits continue to be insured by the FDIC to the maximum limits allowed by law.

The foregoing description of the Directive is a summary and does not purport to be a complete description of all of the terms of such agreement and is qualified in its entirety by reference to the copy of the Directive filed with this Current Report.

Item 7.01                      Regulation FD Disclosure.

On July 7, 2011, the Company issued a press release announcing the entry into the Directive discussed above.  A copy of the press release is attached hereto as Exhibit 99.1 and  is incorporated herein by reference.

The information contained in this item, including that which is incorporated by reference, is being furnished to the Securities and Exchange Commission (the “SEC”).  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Prompt Corrective Action Directive, effective July 1, 2011, by and among Bank of the Commonwealth and the Board of Governors of the Federal Reserve System.
Exhibit 99.1	Press Release, dated July 7, 2011.

Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipates,” “ believes,” “estimates,” “expects,” “intends,” “should,” “may,” “will,” “should,” “projects,” “plans,” variations of such words and similar expressions are intended to identify forward-looking statements. These statements reflect management’s current beliefs as to the expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could cause a difference include, among others:  (i) we have incurred losses for the past two fiscal years and through the first quarter of 2011 and we may continue to do so in the future; (ii) we are restricted from accepting new brokered deposits or offering deposits with interest rates above prevailing rates; (iii) we may not be able to raise capital to bring the Bank back to adequately capitalized levels for regulatory purposes; (iv) the grand jury investigation and the investigation by the Securities and Exchange Commission may have an adverse impact on our business; (v) we have had and may continue to have large numbers of problem loans and difficulties with our loan administration, which could increase our losses related to loans; (vi) governmental regulation and regulatory actions against us may impair our operations or restrict our growth; (vii) the determination of the appropriate balance of our allowance for loan losses is merely an estimate of the inherent risk of loss in our existing loan portfolio and, like all estimates, may prove to be incorrect and if our estimate is proven to be incorrect, and we are required to increase our allowance for loan losses, our results of operations, financial condition and the value of our common stock could be adversely affected; (viii) we have entered into a Prompt Corrective Action Directive with the Board of Governors of the Federal Reserve System which requires us to designate a significant amount of resources to complying with the Directive and may have a material adverse effect on our operations and the value of our securities; (ix) if the value of real estate in the markets we serve were to further decline materially, a significant portion of our loan portfolio could become further under-collateralized, which could have a material adverse effect on us; (x) a significant amount of our loan portfolio contains loans used to finance construction and land development and these types of loans subject our loan portfolio to a higher degree of credit risk; (xi) our commercial real estate and equity line lending may expose us to a greater risk of loss and hurt our earnings and profitability; (xii) our ability to maintain adequate sources of liquidity may be negatively impacted by the current economic environment which may, amount other things, impact our ability to pay dividends or satisfy our obligations; (xiii) the current economic environment may negatively impact our ability to maintain required capital levels or otherwise negatively impact our financial condition and ability to satisfy our obligations, which may, among other things, limit access to certain sources of funding and liquidity; (xiv) our future success is dependent on our ability to compete effectively in the highly competitive banking industry; (xv) The fiscal, monetary, and regulatory policies of the Federal Government and its agencies could have a material adverse effect on our results of operations; (xvi) our business, financial condition, and results of operations are highly regulated and could be adversely affected by new or changed regulations and by the manner in which such regulations are applied by regulatory authorities; and (xvii) The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) may adversely affect our business, financial condition, and results of operations.

These and other risks and factors set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010, under the captions “Forward-Looking Statements and Factors that Could Affect Future Results” and “Risk Factors” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K may emerge that could cause decisions and actual results to differ materially from current expectations. Commonwealth Bankshares, Inc. undertakes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release, except as otherwise may be required by law.

Additional Information

The securities offered will not be and have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Bankshares, Inc.

Date: July 7, 2010	By:	/s/ Cynthia A. Sabol
	Name:	Cynthia A. Sabol
	Title:	Executive Vice President and
Chief Financial Officer